UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
ALDEYRA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 25, 2025

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Aldeyra Therapeutics, Inc. that will be held on Tuesday, June 10, 2025 at 9:00 a.m. local time, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston, Massachusetts 02210.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our annual report on Form 10-K for the year ended December 31, 2024. We encourage you to read this information carefully. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you have received in the mail regarding each of the voting options.

Thank you for your ongoing support of Aldeyra.

Very truly yours,

Todd C. Brady, M.D., Ph.D.

Chief Executive Officer, President and Director

ALDEYRA THERAPEUTICS, INC.

131 HARTWELL AVENUE, SUITE 320

LEXINGTON, MASSACHUSETTS 02421

NOTICE OF ANNUAL MEETING

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Tuesday, June 10, 2025 at 9:00 a.m. local time.

Place:	Offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston Massachusetts 02210.

Items of Business:

Proposal 1: To elect the three directors named in the proxy statement accompanying this notice to serve as Class II directors until the annual meeting held in 2028, or until their successors are duly elected and qualified.

Proposal 2: To ratify the appointment of BDO USA, P.C. as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2025.

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in this proxy statement.

To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 14, 2025.

Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet, by telephone or by mailing a proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about Procedural Matters.”

If you have any questions regarding this information or the proxy materials, please visit our website at www.aldeyra.com or contact Laura Nichols, our Associate Director of Investor Relations & Business Operations, at (781) 257-4904.

All stockholders of record are cordially invited to attend the Annual Meeting.

By order of the Board of Directors,

Todd C. Brady, M.D., Ph.D.

Chief Executive Officer, President and Director

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2025: The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available free of charge at www.proxyvote.com.

-i-

ALDEYRA THERAPEUTICS, INC.

131 Hartwell Avenue, Suite 320

Lexington, Massachusetts 02421

PROXY STATEMENT FOR 2025 ANNUAL MEETING

OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors for use at the 2025 Annual Meeting of Stockholders (the Annual Meeting) to be held at 9:00 a.m. local time on Tuesday, June 10, 2025, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston, Massachusetts 02210. Beginning on or about April 25, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms “Aldeyra,” the “Company,” “we,” “us,” and “our” mean Aldeyra Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving the proxy materials?

A:

Our Board of Directors is providing the proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Tuesday, June 10, 2025 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to begin mailing the proxy materials on or about April 25, 2025 to all stockholders of record entitled to vote at the Annual Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (the SEC) rules and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	Our annual report on Form 10-K for the year ended December 31, 2024 (the 2024 Annual Report); and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	How can I get electronic access to the proxy materials?

A:

Our proxy materials are available at www.proxyvote.com and at http://ir.aldeyra.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement. You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?

A:

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston, Massachusetts 02110.

Q:	Can I attend the Annual Meeting?

A:

You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 14, 2025 (the Record Date). Admission will begin at 8:30 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 9:00 a.m. local time.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of record - If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners - Many Aldeyra stockholders hold shares through a broker, trustee, or other nominee, rather than directly. If your shares are held in a brokerage account or by a bank or another nominee (commonly referred to as being held in “street name”), you are considered the “beneficial owner” of such shares. The Notice was forwarded to you by your broker, trustee, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, trustee, or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow the procedures of your broker for obtaining a legal proxy.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote generally in the election of directors will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter. Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 59,895,588 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of shares of our common stock will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record - If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•	Via the Internet - You may vote by proxy via the Internet by following the instructions provided in the proxy card.

•	By Telephone - You may vote by proxy by telephone by calling the toll free number found on the proxy card.

•	By Mail - You may vote by completing, signing, and dating the enclosed proxy card and returning the card in the envelope provided.

Beneficial owners - If you are a beneficial owner holding shares through a bank, broker, or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record - If you are a stockholder of record and you:

•	Indicate when voting via the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•

Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners - If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. However, several large brokers have announced the elimination of the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine”. Therefore, if you hold your shares through such brokerage firms, then your shares might not be voted, even for “routine” matters if you do not give voting instructions to your broker. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that the broker does not have the authority to vote on this matter with respect to your shares, which is generally referred to as a “broker non-vote.”

Q:	What proposals will be voted on at the Annual Meeting?

A:

The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, our Board of Directors recommendation with respect to such proposals, the vote required for such proposals to be approved, and whether broker discretionary voting is allowed on such proposal.

Proposal		Board Recommendation	Vote Required	Broker Discretionary Voting Allowed
Proposal 1:	Elect three directors to serve as Class II directors until the 2028 Annual Meeting of Stockholders	FOR	Plurality	No

Proposal 2:	Ratify the appointment of BDO USA, P.C. as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2025	FOR	Majority Present	Yes

Proposal 3:	Approve, on a non-binding, advisory basis, the compensation of our named executive officers.	FOR	Majority Present	No

“Plurality” means that the nominees for director receiving the greatest number of “FOR” votes will be elected. Withheld votes and “broker non-votes” will have no effect on the election of a nominee.

“Majority Present” means the affirmative (FOR) vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.

Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in discretion on any proposal on which the broker is permitted to vote.

Even though your vote on Proposal 3 is advisory and therefore will not be binding on us, the Board of Directors or the compensation committee will review the voting results and take them into consideration when making future decisions regarding executive compensation of our named executive officers.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:

Subject to any rules your broker, trustee, or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted via the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote. If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee, or other nominee or (2) if you have obtained a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing the proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers, and employees may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Aldeyra or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at the 2026 annual meeting of stockholders or to nominate in individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials - Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2026 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 26, 2025, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting, and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below). The “Notice Deadline” is defined as that date which is not less than 45 nor more than 75 days prior to the one-year anniversary of the date that that we mailed our proxy materials for the annual meeting that occurred during the previous year. As a result, the Notice Deadline for the 2026 annual meeting of stockholders is between February 9, 2026 and March 11, 2026. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2026.

Recommendation of director candidates – You may recommend candidates to our Board of Directors for consideration by our nominating/corporate governance committee by following the procedures set forth below in “Corporate Governance – Board Committees – Nominating/Corporate Governance Committee.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, other information about our Company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC website is www.sec.gov. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:

In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and the 2024 Annual Report, to our stockholders primarily via the Internet. Beginning on or about April 25, 2025, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address, unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of the documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact the brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for the principal executive offices of Aldeyra?

A:	Our principal executive offices are located at 131 Hartwell Avenue, Suite 320, Lexington, Massachusetts 02421. The telephone number at that location is 781-761-4904.

Any written requests for additional information, copies of the proxy materials and 2024 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors, or any other communications should be sent to the address above.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of eight members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the Board of Directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees for Election as Class II Directors at the Annual Meeting

The 2025 nominees for election to the Board of Directors as our Class II directors to serve for a term of three years expiring at the 2028 annual meeting of stockholders, or until successors have been duly elected and qualified or until earlier death, resignation or removal, are provided below. All of the nominees listed below are currently our directors. The age of each director as of April 14, 2025 is set forth below. Each of the nominees has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Director Since
Richard H. Douglas, Ph.D.	72	2016
Gary M. Phillips, M.D.	59	2009
Neal S. Walker, D.O.	55	2013

The following is additional information about each of the nominees as of the date of this proxy statement, including business experience; public company director positions held currently or at any time during the last five years; involvement in certain legal or administrative proceedings, if applicable; and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our Board of Directors to determine that the nominees should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Richard H. Douglas, Ph.D.	72	Dr. Douglas has served on our Board of Directors since September 2016. Dr. Douglas was formerly Senior Vice President, Corporate Development of Genzyme Corporation. From 1989 to 2011, he led the Corporate Development team at Genzyme, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances. From 1982 until the merger with Genzyme Corporation in 1989 (now Sanofi Genzyme), Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Currently, Dr. Douglas is on the Board of Directors of Novavax, Inc., a publicly-traded commercial vaccine company; chairs the Board of Directors of MaxCyte, Inc., a publicly traded instrument company; and is on the University of Michigan Innovation Partnerships National Advisory Board. Dr. Douglas is also an advisor to Red Sky Partners LLC. Dr. Douglas received a B.S. in chemistry from the University of Michigan and a Ph.D. in biochemistry from the University of California, Berkeley, and he was a postdoctoral fellow in the laboratory of Leroy Hood at the California Institute of Technology. Dr. Douglas’s extensive knowledge of our business; experience as a board member of publicly-traded biotechnology companies; substantial scientific background; and expertise in developing, financing and providing strong executive leadership within the pharmaceutical industry contributed to our conclusion that he should serve as a director of our company.

Name	Age	Principal Occupation and Business Experience
Gary M. Phillips, M.D.	59	Dr. Phillips has served as a member of our Board of Directors since May 2009. Dr. Phillips has served as Chief Business Officer of Anaveon AG since May 2022. Dr. Phillips currently serves as the Chairman of the supervisory board of Nanobiotix SA. Prior to that, he was President & CEO of OrphoMed, Inc. from 2018 to 2022 and Executive Vice President & Chief Strategy Officer at Mallinckrodt Pharmaceuticals plc from 2013 to 2018. Previously, Dr. Phillips held the dual roles of president, U.S. surgical and pharmaceuticals, and global head of pharmaceuticals at Bausch & Lomb. Additionally, he has served as the head of global health at the World Economic Forum in Geneva and was president of Reckitt Benckiser Pharmaceuticals, Inc. (now Indivior). He has also held executive roles at Merck KGaA, Novartis, and Wyeth (now Pfizer). He was a healthcare strategy managing consultant at Towers Perrin (now Willis Towers Watson) and a medical officer with the United States Navy, from which he was honorably discharged as a lieutenant commander. Dr. Phillips was educated at the University of Pennsylvania, where he received an M.D. (Alpha Omega Alpha) from the School of Medicine, an M.B.A. from the Wharton School, and B.A. (summa cum laude, Phi Beta Kappa) in biochemistry from the College of Arts and Sciences. He completed postgraduate medical education at Naval Medical Center San Diego and maintains an active medical license. Dr. Phillips’ extensive knowledge of our business and history, and his experience in pharmaceutical strategy at multiple multinational companies, contributed to our conclusion that he should serve as a director of our company.

Neal S. Walker, D.O.	55	Dr. Walker has served on our Board of Directors since June 2013. Dr. Walker is the Chair of the Board of Directors, and since January 2024 the interim Chief Executive Officer at Aclaris Therapeutics, Inc., a publicly traded drug development company, having previously served as President and Chief Executive Officer until December 2022. He is a board-certified dermatologist and serial entrepreneur with over 25 years of experience in the biopharmaceutical industry. Prior to founding Aclaris Therapeutics, Inc. in 2012, he was co-founder, President and CEO of Vicept Therapeutics, Inc. (acquired by Allergan, Inc.) from 2009 to 2012. Dr. Walker has co-founded and led a number of life science companies: Octagon Research Solutions, Inc., a software and services provider to biopharmaceutical companies (acquired by Accenture plc); Trigenesis Therapeutics, Inc., a specialty dermatology company where he served as Chief Medical Officer (acquired by Dr. Reddy’s Laboratories Ltd); and Cutix Inc., a commercial dermatology company that markets PreSun®, a sunscreen brand acquired from Bristol-Myers Squibb Co. He began his pharmaceutical industry career at Johnson & Johnson, Inc. In addition to Aclaris, Dr. Walker currently is also on the Board of Directors of Zoomi, Inc, and Myota, Inc. Dr. Walker previously served on the Board of Directors for Octagon, a contract research organization. He is also on the Advisory Board of Flexible Medical Systems LLC, a privately held medical device company. Dr. Walker received his M.B.A. from The Wharton School of the University of Pennsylvania, his D.O. from Philadelphia College of Osteopathic Medicine, and a B.A. in Biology from Lehigh University. Dr. Walker’s experience as a founder of a number of healthcare companies, strong background in clinical and product development, and substantial knowledge of the pharmaceutical industry contributed to our conclusion that he should serve as a director of our Company.

Required Vote and Recommendation of the Board of Directors for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our Class II directors. The three nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board of Directors as Class II directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director. Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of Richard H. Douglas, Ph.D., Gary M. Phillips, M.D., and Neal S. Walker, D.O. to the Board of Directors at the Annual Meeting, unless otherwise marked on the card. A broker non-vote or a properly executed proxy marked “WITHHOLD” with respect to the election of a Class II director will not be voted with respect to such director, although the broker non-vote will be counted for purposes of determining whether there is a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS II

NOMINEES NAMED ABOVE.

Continuing Directors Not Standing for Election

Certain information about those directors whose terms do not expire at the Annual Meeting is furnished below, including business experience; public company director positions held currently or at any time during the last five years; involvement in certain legal or administrative proceedings, if applicable; and the experiences, qualifications, attributes, or skills that caused the nominating/corporate governance committee and our Board of Directors to determine that the directors should serve as one of our directors. The age of each director as of April 14, 2025 is set forth below.

Incumbent Class III Directors Whose Term Expires in 2026

Name	Age	Principal Occupation and Business Experience
Todd C. Brady, M.D., Ph.D	53	Dr. Brady has served as our President and Chief Executive Officer since January of 2012 and as a member of our Board of Directors since 2005. Prior to Aldeyra, Dr. Brady served as Entrepreneur in Residence at Domain Associates, LLC, a leading healthcare venture capital firm, where he was a Principal from 2004 to 2013. Dr. Brady currently serves on the Board of Directors of Evoke Pharma, Inc., a publicly traded healthcare company, and served on the Board of Directors of F-star Therapeutics, Inc. until March 2023. Dr. Brady holds a Ph.D. in pathology from Duke University Graduate School, an M.D. from Duke University Medical School, and an A.B. from Dartmouth College in Philosophy and Psychology. Dr. Brady’s extensive knowledge of our business, as well as his years of experience in the biotechnology industry, including executive leadership in several biotechnology companies, contributed to our conclusion that he should serve as a director of our Company.

Martin J. Joyce, M.B.A.	71	Mr. Joyce has served as member of our Board of Directors since October 2013. His professional background includes leadership roles in public and private, medical device, biotechnology, and pharmaceutical companies from start-up stage to over $500 million in annual revenue. He has experience in public company equity financing, business development, SEC reporting, strategic planning, mergers, acquisitions, investor relations, and biotechnology operations. Since 2012, Mr. Joyce has served as a consultant to the life science industry assisting biotechnology and pharmaceutical companies in strategic planning, fund raising, and operations. From March 2011 to July 2012, Mr. Joyce was Chief Financial Officer at Lucid Inc., an early-stage skin cancer diagnostic company. Previously, Mr. Joyce served as Executive Vice President and Chief Financial Officer of BioSphere Medical from January 2006 through September 2010 and as Chief Financial Officer and Vice President from September 2004 to January 2006. From January 2001 to September 2004, Mr. Joyce served as Managing Partner of Stratex Group LLC, a provider of biopharmaceutical executive services to early-stage companies and venture investors. From 1996 to January 2001, Mr. Joyce was North American Chief Financial Officer for Serono Inc. a biotechnology company. From April 1987 to 1996, Mr. Joyce held a variety of senior level positions within Serono in finance, sales, marketing and manufacturing. Mr. Joyce was previously employed at Millipore

Name	Age	Principal Occupation and Business Experience
Corporation, a high technology bioscience company. Mr. Joyce received a B.S. in finance from Northeastern University and a M.B.A. from Suffolk University, Boston, Massachusetts. Mr. Joyce’s extensive knowledge of our business and history, experience in multiple publicly traded and privately held companies, and expertise in developing and financing numerous biopharmaceutical companies contributed to our conclusion that he should serve as a director of our Company.

Incumbent Class I Directors Whose Term Expires in 2027

Name	Age	Principal Occupation and Business Experience
Nancy B. Miller-Rich	66	Ms. Miller-Rich has been a member of our Board of Directors since January 2020. She is Chief Executive of Miller-Rich Associates, a pharmaceutical industry consultancy she founded in 2017. Previously, she served as Senior Vice-President, Global Human Health Business Development & Licensing, Strategy and Commercial Support at Merck Pharmaceuticals. At Merck, Ms. Miller-Rich had direct P&L involvement in the $38 billion pharmaceutical division and closed approximately 300 deals producing $10 billion of value creation. Prior to Merck, she worked for Schering-Plough Corporation, where she was Senior Vice President, Global Human Health Business Development & Licensing, Strategy and Commercial Support from 2013 to 2017 and Group Vice President, Consumer Care Global New Ventures and Strategic Commercial Development from 2007 to 2013. Prior to joining Schering-Plough in 1990, Ms. Miller-Rich served in a variety of commercial and marketing roles at Sandoz Pharmaceuticals and Sterling Drug, Inc. She is a director of 4D Molecular Therapeutics, Inc., and previously served as a director of Intercept Pharmaceuticals, Inc. and Kadmon Holdings. Ms. Miller-Rich also serves as a board member of a number of private and not-for-profit entities. Ms. Miller-Rich received her B.S. in Business Administration, Marketing from Ithaca College in Ithaca, New York. Ms. Miller-Rich’s public company experience and strong background in areas such as licensing, joint ventures, and global commercial development contributed to our conclusion that she should serve as a director of our Company.

Ben R. Bronstein, M.D.	75	Dr. Bronstein has served as a member of our Board of Directors since 2010. He has spent the past 35 years in entrepreneurial and management roles in life science companies and venture capital firms. He served as the interim Chief Medical Officer at Sentien Biotechnologies, Inc. from 2016 to 2017. From 2017 to 2018, Dr. Bronstein served as Executive Vice President, Clinical Development at Aclaris Therapeutics. Previously, he served as Chief Medical Officer of Stealth BioTherapeutics, Inc., as a Visiting Scholar at the Wyss Institute of Biologically Inspired Engineering at Harvard Medical School, and Senior Vice President of Access BridgeGap Ventures. Earlier, Dr. Bronstein founded or held senior management positions at several venture-backed life science companies including: Neuron Systems, Inc. (now Aldeyra Therapeutics, Inc.); BioSurface Technology, Inc. (acquired by Genzyme, Inc.); Peptimmune, Inc., (acquired by Genzyme, Inc.); and Vidus Ocular, Inc. (acquired by OPKO Health). Dr. Bronstein is a board-certified pathologist and dermatopathologist, with over 20 publications. Dr. Bronstein began his

Name	Age	Principal Occupation and Business Experience
		professional career on the staff of the Massachusetts General Hospital and on the faculty of Harvard Medical School. Until January 2024, Dr. Bronstein served as the non-executive chair of the Board of Directors of Cleveland Diagnostics, Inc. Dr. Bronstein received his M.D. and M.B.A. from Boston University. Dr. Bronstein’s extensive knowledge of our business and history, experience as a board member and executive of biotechnology companies, and expertise in developing and financing numerous biopharmaceutical companies contributed to our conclusion that he should serve as a director of our Company.

William D. Clark	56	William (Chip) Clark was appointed as a member of our Board of Directors in April 2025. Mr. Clark has more than three decades of leadership experience in the biopharmaceutical industry. Mr. Clark currently serves as Co-founder and Chief Executive Officer of Vibrant Biomedicines, Inc., a venture-backed company developing vaccines that target bacterial pathogens. From 2011 until 2022, he served as the President and Chief Executive Officer of Genocea Biosciences, Inc. (Genocea). Prior to joining Genocea, Mr. Clark was Chief Business Officer at Vanda Pharmaceuticals Inc. (Vanda), a publicly traded biotechnology company he co-founded in 2004. Previously, he was a Principal at Care Capital, LLC, a venture capital firm focused on investments in biopharmaceutical companies. Earlier in his career, he spent 10 years at SmithKline Beecham Corporation (now part of GlaxoSmithKline plc) in a variety of managerial roles. Mr. Clark currently serves as a director and chairman of the board of iBio Inc., a publicly-traded biotech company. Mr. Clark holds an MBA from The Wharton School at the University of Pennsylvania and a BA from Harvard University. Mr. Clark’s experience as a founder and executive officer of a number of healthcare companies, and his substantial knowledge of the pharmaceutical industry, contributed to our conclusion that he should serve as a director of our Company.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board of Directors.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of BDO USA, P.C., independent registered public accountants, to audit our financial statements for the year ending December 31, 2025. BDO USA, P.C. has audited our financial statements since the fiscal year ended December 31, 2013.

Notwithstanding the selection and even if our stockholders ratify the selection, our audit committee may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Aldeyra and stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025. Our audit committee is submitting the selection of BDO USA, P.C. to our stockholders because we value stockholder views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of BDO USA, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make statements, and will be available to respond to appropriate questions from stockholders.

If the proposal does not receive a “FOR” vote from the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting on the proposal, the audit committee would reconsider the appointment. Abstentions and broker non-votes will have the same effect as a vote “Against” this matter.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by BDO USA, P.C. during the years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees(1)	$597,010	$461,250
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$597,010	$461,250

(1)

Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements; review of our quarterly financial statements; and audit services provided in connection with other regulatory or statutory filings for which we have engaged BDO USA, P.C., including the consents issued for our registration statements and securities offerings.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. Our audit committee (or the chair if such approval if needed on a time-urgent basis) pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. Independent accounting firm services may include audit services, audit-related services, tax services, and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION

OF THE APPOINTMENT OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, our Board of Directors is providing the stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the section below entitled “Executive Officer Compensation” and accompanying compensation tables, and as discussed in the related narrative disclosure below. This advisory vote is commonly referred to as a “say-on-pay” vote and occurs on an annual basis. Stockholders may express views on the design and effectiveness of our executive compensation program by voting “For” or “Against” approval, on a non-binding, advisory basis, of the compensation of our named executive officers, or may abstain. This vote is not intended to address any specific element of compensation, but rather the overall compensation of the named executive officers.

Our major stockholders have not expressed significant concerns about the general design of our equity compensation program or our use of stock options and restricted stock units as the primary long-term incentive vehicles. Please read the section below entitled “Executive Officer Compensation - Stockholder Engagement.”

Since January 2015, our compensation committee has engaged the services of Pearl Meyer & Partners, LLC (Pearl Meyer), a nationally recognized compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors, and to compare our compensation practices to the compensation practices of other companies. Pearl Meyer reports directly to the compensation committee.

The goal of our executive compensation program is to enable us to attract, recruit, and retain qualified employees who have the collective and individual abilities necessary to run our business to meet the challenges we face, and to focus those executives on achieving results that enhance the value of our stockholder investments. Annual variable compensation and long-term equity incentives are significant components of our executive compensation program, and are designed to focus our executive team on those financial goals that we believe are most closely related to stockholder value. We believe our compensation policies and procedures demonstrate a strong link between pay and performance. Please read the section below entitled “Executive Officer Compensation” and the compensation tables and narrative that follow for additional details about our executive compensation program, including information about the fiscal 2024 compensation of our named executive officers.

Required Vote and Recommendation of the Board of Directors for Proposal 3

A “FOR” vote from the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have the same effect as a vote “Against” this matter.

Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board of Directors or compensation committee. However, the compensation committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Code of Conduct

Our Board of Directors adopted a code of business conduct that applies to each of our directors, officers, and employees. The full text of our code of business conduct is posted on the investor relations section of our website at http://ir.aldeyra.com. Any waiver of the code of business conduct for an executive officer or director may be granted only by our Board of Directors or a committee thereof and must be timely disclosed as required by applicable law. We have implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under the procedures will be communicated promptly to the audit committee.

Board Composition

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of eight members. All of our directors, other than Dr. Brady, are independent within the meaning of the listing rules of The Nasdaq Stock Market (Nasdaq). Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which the terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of the respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation, or removal. The classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. The listing rules of this stock exchange generally require that a majority of the members of the Board of Directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of the audit, compensation, and nominating/corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making such determinations, our directors reviewed and discussed information provided by the directors and us with regard to business and personal activities as such activities may relate to us and our management.

Our Board of Directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of our directors, other than Dr. Brady, is “independent” as defined under the rules of Nasdaq. In particular, in making determinations with respect to director independence, the Board considered Dr. Bronstein’s service to the Company as Chief Executive Officer from March 2010 to January 2012. Under applicable Nasdaq rules, Dr. Bronstein may be considered independent if our Board of Directors concludes that his relationship with the Company, including his former employment as an executive officer, would not interfere with his exercise of independent judgment in carrying out his responsibilities as director. After considering that Dr. Bronstein had not served as an executive officer or employee of the Company during the past 13 years, he had served for a period of less than two years while the Company was an early-stage preclinical private company, he is not a founder or significant stockholder, and other factors the Board of Directors deemed relevant, the Board of Directors concluded that Dr. Bronstein is an independent director in accordance with the applicable Nasdaq rules. The independent members of our Board of Directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any subsidiaries; or be an affiliated person of the listed company or any subsidiaries. Each of Martin J. Joyce, M.B.A.; Gary M. Phillips, M.D.; and Ben R. Bronstein, M.D. qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

Our Board of Directors is currently led by the chair, Dr. Douglas. Our Board of Directors recognizes the importance of determining an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and chair of the Board of Directors in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the chair of the Board of Directors presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing the Board of Directors and overseeing us. Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as the Board of Directors deems appropriate.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee, a nominating/corporate governance committee, and a stock option committee. Members of each committee are appointed by our Board of Directors, which can at any time add, remove, or replace a committee member. Our Board of Directors, with the assistance of the nominating/corporate governance committee, reviews the composition of the committees each year to help ensure that the committees are operating effectively, and that the composition of the committees meets the criteria for independence under, and the functioning of the committees comply with, the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of The Nasdaq Capital Market, and SEC rules and regulations. We intend to comply with future requirements as such requirements become applicable to us. Each committee has the composition and responsibilities described below.

Audit Committee

During our year ended December 31, 2024, our audit committee held four meetings. The current members of our audit committee are Martin J. Joyce, M.B.A.; Ben R. Bronstein, M.D.; and Gary M. Phillips, M.D.; each of whom is a non-employee member of the Board of Directors. Mr. Joyce serves as the chair of the audit committee.

The main function of the audit committee is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships, and the audits of our financial statements. The full text of the audit committee charter is posted on the corporate governance section of our website at https://ir.aldeyra.com/corporate-governance. Pursuant to the audit committee charter, the functions of the committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and our disclosure controls and procedures;

•	meeting independently with our registered public accounting firm and management;

•	preparing the audit committee report required by SEC rules;

•	reviewing and approving or ratifying any related person transactions; and

•

overseeing our risk assessment, including information technology and cybersecurity risks, and assessment of the steps taken by management to monitor and control such risks and exposures, and reviewing risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Capital Market. Our Board of Directors has determined that Mr. Joyce is an “audit committee financial expert” as defined by applicable SEC rules and has the financial sophistication required by the applicable Nasdaq rules and regulations.

Compensation Committee

During our year ended December 31, 2024, our compensation committee held one meeting and took action by unanimous written consent once. The current members of our compensation committee are Neal S. Walker, D.O.; Gary M. Phillips, M.D.; and Nancy B. Miller-Rich. Gary M. Phillips, M.D. serves as the chair of the compensation committee. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees.

The full text of the charter of the compensation committee is posted on the corporate governance section of our website at https://ir.aldeyra.com/corporate-governance. Pursuant to the compensation committee charter, the functions of this committee include:

•	evaluating the salary and performance-based compensation of our executive officers;

•	identifying the corporate and individual objectives governing compensation of our executive officers;

•	overseeing the administration of our Clawback Policy;

•	making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and approving the terms of material agreements with our executive officers;

•	overseeing and administering our equity incentive plans and employee benefit plans;

•	reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;

•	if applicable, furnishing the annual compensation committee report required by SEC rules; and

•

conducting a review of executive officer succession planning, as necessary, reporting findings and recommendations to our Board of Directors, and working with the Board of Directors in evaluating potential successors to executive officer positions.

Our Board of Directors has determined that each of Neal S. Walker, D.O.; Gary M. Phillips, M.D.; and Nancy B. Miller-Rich is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our Chief Executive Officer and our finance team, assist our compensation committee, but do not participate in deliberations or decisions with respect to personal compensation. Since January 2015, our compensation committee has engaged the services of Pearl Meyer & Partners, LLC (Pearl Meyer), a nationally recognized compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors, and to compare our compensation practices to the compensation practices of other companies. Pearl Meyer reports directly to the compensation committee. Pearl Meyer does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that, under applicable SEC rules or Nasdaq listing standards, Pearl Meyer does not have any conflicts of interest in advising the compensation committee.

Nominating/Corporate Governance Committee

During our year ended December 31, 2024, our nominating/corporate governance committee held five meetings. The current members of our nominating/corporate governance committee are Martin J. Joyce, M.B.A.; Ben R. Bronstein, M.D.; and Richard H. Douglas, Ph.D. Ben R. Bronstein, M.D. serves as the chair of the nominating/corporate governance committee.

The full text of the charter of the nominating/corporate governance committee is posted on the corporate governance section of our website at https://ir.aldeyra.com/corporate-governance. Pursuant to the nominating/corporate governance committee charter, the functions of this committee include, among other things:

•

identifying, evaluating, and making recommendations to our Board of Directors and our stockholders concerning nominees for election to our Board of Directors, to each of the committees and committee chairs;

•	overseeing a performance evaluation process;

•	annually evaluating the performance of management, the Board of Directors, and each board committee with respect to duties and responsibilities relating to corporate governance;

•	annually evaluating adequacy of our corporate governance structure, policies, and procedures; and

•	generally advising the Board of Directors on corporate governance matters.

Our nominating/corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of the industry and markets relating to our Company. Our nominating/corporate governance committee also considers other factors the committee deems appropriate, including, but not limited to:

•	relevant expertise and experience in offering advice and guidance to management;

•	diversity of expertise, background, and experience in the business matters of biotechnology companies similarly sized and staged relative to that of Aldeyra;

•	the candidate having sufficient time to devote to our affairs;

•	the candidate having a proven track record in his or her field;

•	ability to exercise sound business judgment;

•	commitment to vigorously represent the long-term interests of our stockholders, including, but not limited to, upholding duties of care and loyalty;

•	whether or not a conflict of interest exists between the candidate and our business;

•	whether the candidate would be considered independent under applicable Nasdaq and SEC standards;

•	the current composition of the Board of Directors and the committees; and

•	our operating requirements.

In conducting this assessment, the nominating/corporate governance committee considers diversity of expertise, background, experience, skills, and other factors as the committee deems appropriate given our then-current needs and the then-current needs of the Board of Directors, to maintain a balance of knowledge, experience, and capability. The goal of the nominating/corporate governance committee is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating/corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow the Board of Directors to function effectively. While diversity and variety of experiences and viewpoints represented on the Board of Directors should always be considered, the nominating/corporate governance committee believes that a director nominee should not be chosen nor excluded because of race, color, gender, national origin, or sexual orientation or identity.

In the case of incumbent directors whose terms of office are set to expire, the nominating/corporate governance committee reviews overall service to us, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair independence.

When there is a vacancy on the Board of Directors, the nominating/corporate governance committee uses a network of contacts to compile a list of potential candidates, but may also engage, if deemed appropriate, a professional search firm. The nominating/corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The nominating/corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

Our nominating/corporate governance committee commenced a search for a new independent director in early 2024, following the procedure set forth above, in an effort to diversify the experience, skills, perspectives, and background of the board. Our nominating/corporate governance committee began by analyzing current experience, backgrounds, qualifications, and skills to identify gaps in board areas of expertise. The analysis resulted in the creation of a new director profile. The committee looked at a number of candidates and appropriately consider business and professional experience, including experience in the pharmaceutical industry, demonstrated leadership ability, integrity and judgement, background, and skills. Our nominating/corporate governance committee did not utilize the services of a search consultant to identify Mr. Clark as a potential director candidate. Rather, the committee utilized contacts within the professional networks of the board, and Mr. Clark was identified as a potential candidate based on his background in advising biopharmaceutical companies, particularly in matters related to strategic and business development activities. Following interviews with members of our nominating/corporate governance committee, our Chief Executive Officer, and other of our directors, the committee recommended, and the board approved, the appointment of Mr. Clark as a director in April 2025.

Our nominating/corporate governance committee will consider director candidates recommended by stockholders and evaluate such candidates using the same criteria as candidates identified by the Board of Directors or the nominating/corporate governance committee for consideration. If one of our stockholders wishes to recommend a director candidate for consideration by the nominating/corporate governance committee, the stockholder recommendation should be delivered to our Corporate Secretary at our principal executive offices, and must include information regarding the candidate and the stockholder making the recommendation as required by our Bylaws.

Stock Option Committee

During our year ended December 31, 2024, our stock option committee did not hold any meetings and acted by written consent one time. The sole member of our stock option committee is Todd C. Brady, M.D., Ph.D. Pursuant to the stock option committee charter, the function of this committee includes, among other things, granting stock options to non-executive employees under our 2023 Equity Incentive Plan within certain grant guidelines specified in the stock option committee charter or as adopted from time to time by our Board of Directors or compensation committee. Guidelines include, but are not limited to, a cap of 250,000 options to any individual and 3,000,000 shares in the aggregate in any single calendar year.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is, or has in the prior three years, served as an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Meetings of the Board of Directors

The full Board of Directors held four meetings during our year ended December 31, 2024 and acted by written consent six times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and any committees of the Board of Directors of which he or she was a member during our year ended December 31, 2024. Our policy is that directors are invited and encouraged to attend our annual meetings of stockholders. We expect to schedule our annual meetings on the same day as a regularly scheduled Board of Directors meeting in order to facilitate attendance by the members of our Board of Directors. Two of our directors attended our 2024 annual meeting of stockholders, although three of our directors participated by telephone.

Board Oversight of Risk

Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through committees, regularly discusses with management our major risk exposures, the potential impact of certain risks on our business, and the steps we take to manage such risks. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board of Directors to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, cybersecurity, and reputational risks. The audit committee reviews information regarding liquidity and operations, and oversees our management of risks, including financial, information technology, and cybersecurity risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating/corporate governance committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about our major risk exposures. Matters of significant strategic risk are considered by our Board of Directors as a whole.

Director Compensation

The following table sets forth information about the compensation of the non-employee members of our Board of Directors who served as a director during our year ended December 31, 2024. Other than as set forth in the table and described more fully below, during our year ended December 31, 2024, we did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the non-employee members of our

Board of Directors. Dr. Brady, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below. Dr. Douglas currently serves as chair of our Board of Directors.

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		Total ($)
Ben R. Bronstein, M.D.	$47,250	$139,151	(3)	$186,401
Richard H. Douglas, Ph.D.	$59,250	$158,199	(4)	$217,449
Martin J. Joyce, M.B.A.	$49,250	$142,326	(5)	$191,576
Nancy B. Miller-Rich	$42,500	$128,040	(6)	$170,540
Gary M. Phillips, M.D.	$48,750	$141,268	(7)	$190,018
Neal S. Walker, D.O.	$42,500	$128,040	(8)	$170,540

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the director during our fiscal year ended December 31, 2024, computed in accordance with FASB ASC Topic 718. See Note 12 to our financial statements included in the 2024 Annual Report for a discussion of our assumptions in determining the ASC 718 values of our option awards.

(2)

As of December 31, 2024, our non-employee directors held outstanding stock options as follows: Dr. Bronstein, 249,555 shares; Dr. Walker, 230,352 shares; Mr. Joyce, 258,919 shares; Dr. Phillips, 249,264 shares; Dr. Douglas, 290,661 shares; and Ms. Miller-Rich, 185,170 shares. All of the options were granted pursuant to our non-employee director compensation program.

(3)	On June 4, 2024, Dr. Bronstein was granted options to purchase an aggregate of 45,664 shares of our common stock at an exercise price per share of $4.09.
(4)	On June 4, 2024, Dr. Douglas was granted options to purchase an aggregate of 51,915 shares of our common stock at an exercise price per share of $4.09.
(5)	On June 4, 2024, Mr. Joyce was granted options to purchase an aggregate of 46,706 shares of our common stock at an exercise price per share of $4.09.
(6)	On June 4, 2024, Ms. Miller-Rich was granted options to purchase an aggregate of 42,018 shares of our common stock at an exercise price per share of $4.09.
(7)	On June 4, 2024, Dr. Phillips was granted options to purchase an aggregate of 46,359 shares of our common stock at an exercise price per share of $4.09.
(8)	On June 4, 2024, Dr. Walker was granted options to purchase an aggregate of 42,018 shares of our common stock at an exercise price per share of $4.09.

Non-Employee Director Compensation

For the year ended December 31, 2024, pursuant to our non-employee director compensation plan, each non-employee member of our Board of Directors received the following cash and equity compensation for board services, as applicable:

	Role	Annual Cash Retainer (1)		Initial Equity Grant (2)	Annual Equity Grant (5)
Board of Directors	Director	$40,000		Option to purchase $120,000 worth of shares of Common Stock (3)(6)	Option to purchase $116,000 worth of shares of Common Stock (6)(8)
	Chair	$17,500	(7)	Option to purchase $30,000 worth of shares of Common Stock (4)	Option to purchase $30,000 worth of shares of Common Stock
Audit Committee	Chair	$7,500		Option to purchase $15,000 worth of shares of Common Stock (4)	Option to purchase $15,000 worth of shares of Common Stock
	Other Member	$3,750		Option to purchase $7,500 worth of shares of Common Stock (4)	Option to purchase $7,500 worth of shares of Common Stock
Compensation Committee	Chair	$5,000		Option to purchase $10,000 worth of shares of Common Stock (4)	Option to purchase $10,000 worth of shares of Common Stock
	Other Member	$2,500		Option to purchase $5,000 worth of shares of Common Stock (4)	Option to purchase $5,000 worth of shares of Common Stock
Nominating/Corporate Governance Committee	Chair	$3,500		Option to purchase $8,000 worth of shares of Common Stock (4)	Option to purchase $8,000 worth of shares of Common Stock
	Other Member	$1,750		Option to purchase $3,500 worth of shares of Common Stock (4)	Option to purchase $3,500 worth of shares of Common Stock

(1)	Annual cash retainers are payable quarterly.
(2)	Initial equity grants are automatically granted on the date the director is elected or appointed as a director, chair, member of a committee, or chair of a committee, as applicable.
(3)	The initial equity grant upon election or appointment as a director shall vest in three equal annual installments following the grant date.
(4)

Each initial equity grant shall be pro-rated for the number of whole months remaining until the anniversary of the stockholder meeting for the prior year, rounded down to the nearest whole share, and shall vest on the anniversary of the stockholder meeting for the prior year, provided that the director provides continuous service as a director through such date.

(5)

Annual equity grants are automatically granted on the date of each annual meeting of our stockholders and shall vest on the 1-year anniversary of the grant date, provided that the director provides continuous service as a director, member of the applicable committee, or chair, as applicable, through such date.

(6)	Increased to $130,000 in March 2025.
(7)	Increased to $20,000 in March 2025.
(8)	Each such annual grant is capped at 70,000 shares of common stock per year.

In addition, the following rules apply to initial and annual equity awards:

•	All of the awards will be automatically granted to each non-employee director in the form of non-statutory stock options issued under our 2023 Equity Incentive Plan;

•

The number of shares subject to a stock option is determined by using the Black-Scholes option valuation method to determine the value per option on the valuation date (utilizing an assumed exercise price equal to the closing price of our common stock on the third trading day prior to the grant date);

•	All non-employee director equity awards will become fully vested upon a Change in Control (as defined below) of our Company; and

•	All such automatic director option grants to non-employee directors shall have a maximum term of ten years.

For purposes of our non-employee director compensation plans or programs, a non-employee director is a director who is not employed by us and who does not receive compensation from us, or have a business relationship with us that would require disclosure under certain rules of the SEC.

We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Change in Control means the occurrence of any of the following: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing more than fifty percent (50%) of the total voting power represented by our then-outstanding voting securities; (b) the consummation of the sale or disposition by us of all or substantially all of our assets; (c) the consummation of a merger or consolidation of our Company with or into any other entity, other than a merger or consolidation that would result in the voting securities of our Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent) more than fifty percent (50%) of the total voting power of the voting securities of our Company or such surviving entity or parent outstanding immediately after such merger or consolidation; or (d) individuals who are members of our Board of Directors (the Incumbent Board) cease for any reason to constitute a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes hereof, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control under the definition set forth in the preceding sentence if the sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any equity or other benefit that provides for a deferral of compensation and which is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the Code), then notwithstanding anything to the contrary in this letter agreement or in any document governing such award, the transaction with respect to such equity or other benefit must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the Board of Directors or with an individual member of the Board of Directors may do so by writing to the Board of Directors or to the particular member of the Board of Directors, care of the Corporate Secretary, by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that a stockholder communication is enclosed. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors and executive officers, and persons who own more than ten percent of a registered class of equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that are filed.

To our knowledge, based solely on our review of copies of the reports filed with the SEC pursuant to Section 16(a) of the Exchange Act and the written representations of the reporting persons, we believe that all reporting requirements under Section 16(a) of the Exchange Act during 2024 were complied with by each of our directors and officers and each person who beneficially owned more than 10% of our common stock, except for the following: On October 21, 2024, a late Form 4 for Nancy Miller-Rich was filed to report purchases executed in 2021 under trading discretion of an investment advisor in a managed account, without Ms. Miller-Rich’s knowledge and without any instruction from Ms. Miller-Rich.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 14, 2025:

Name	Age	Position(s)
Todd C. Brady, M.D., Ph.D.	53	Chief Executive Officer and Director
Michael Alfieri.	60	Principal Financial Officer and Principal Accounting Officer
Stephen G. Machatha, Ph.D.	48	Chief Development Officer

Todd C. Brady, M.D., Ph.D. See biographical information set forth above under “Proposal 1 – Incumbent Class III Directors Whose Term Expires in 2026.”

Michael Alfieri was appointed principal financial officer and principal accounting officer effective August 31, 2024. Mr. Alfieri provides services to Aldeyra as an independent contractor and employee of Danforth Global, Inc. (Danforth) pursuant to a Master Services Agreement, by and between Aldeyra and Danforth dated as of August 5, 2024 (the Danforth Consulting Agreement). Mr. Alfieri has served as a consultant with Danforth, a provider of strategic and operational finance and accounting for life science companies, since September 2019, where he provides financial consulting services to both public and private pharma and biotechnology companies. Prior to then, Mr. Alfieri served as Vice President, Finance and Principal Financial Officer of Genocea Biosciences, Inc., a biopharmaceutical company, from April 2018 through March 2019. Prior to Genocea, Mr. Alfieri served as Vice President, Finance of Radius Health, Inc., a biopharmaceutical company, from January 2017 through April 2018. Prior to Radius, Mr. Alfieri served as Corporate Controller of Merrimack Pharmaceuticals, Inc., a biopharmaceutical company from 2014 to 2017. Mr. Alfieri holds both a B.S. and a M.S. from Bentley University.

Stephen G. Machatha, Ph.D. joined Aldeyra in January 2016 as Vice President of Chemistry Manufacturing and Controls, was later appointed as Senior Vice President of Technical Operations in January 2019, and subsequently, Chief Development Officer in January 2021. Prior to joining Aldeyra, Dr. Machatha held scientific and product development roles of increasing responsibilities at Synageva Biopharmaceuticals (acquired by Alexion Pharmaceuticals), Cubist Pharmaceuticals (acquired by Merck & Co.), and CyDex Pharmaceuticals (acquired by Ligand Pharmaceuticals). Dr. Machatha attended the University of Arizona, where he received a Ph.D. in Pharmaceutical Sciences, an M.A. in Chemistry, and a B.Sc. in Chemistry.

EXECUTIVE COMPENSATION

As a “smaller reporting company”, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies.

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer, our next two most highly compensated executive officers for our year ended December 31, 2024 and our former Senior Vice President of Finance, Interim Chief Financial Officer. We refer to the individuals below as our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan ($)		All Other Compensation ($)		Total ($)
Todd C. Brady, M.D., Ph.D.	2024	591,631	—	3,000,817	325,397	(2)	13,800	(3)	3,931,645
President and Chief Executive Officer	2023	581,170	1,613,950	1,236,598	239,733		13,200		3,684,651

Stephen G. Machatha, Ph.D.	2024	392,340	—	1,125,305	156,936	(2)	13,800	(3)	1,688,381
Chief Development Officer	2023	377,250	—	1,089,483	113,175		13,200		1,593,108

Michael Alfieri(4)	2024	—	—	—	—		111,650	(5)	111,650
Principal Financial Officer and Principal Accounting Officer

Bruce Greenberg, M.B.A.(6)	2024	245,099	—	700,190	—		272,257	(7)	1,217,546
former Senior Vice President of Finance, Interim Chief Financial Officer	2023	330,000	—	544,242	86,625		13,200		974,067

(1)

Reflects the aggregate grant date fair value of stock awards and option awards granted during the applicable year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our audited financial statements included in the 2024 Annual Report. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(2)	Represents amounts paid under our 2024 performance bonus plan in March 2025.
(3)	Consists of annual matching contributions to a 401(k) plan account.
(4)	Mr. Alfieri was appointed as principal financial officer and principal accounting officer effective as of August 31, 2024.
(5)

Mr. Alfieri provides services to Aldeyra as an independent contractor and employee of Danforth pursuant to the Danforth Consulting Agreement. The amount shown represents fees and expenses payable to Danforth in connection with services provided by Mr. Alfieri based on a negotiated hourly rate.

(6)	Mr. Greenberg’s employment with the Company terminated on August 31, 2024.
(7)

This amount consists of the severance benefits payable in connection with his separation agreement including $119,900 in severance payments, $125,895 representing a cash bonus and $12,662 in COBRA payments. This amount also includes a $13,800 matching contribution to his 401(k) account.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Elements of Compensation

Our executive compensation program is designed and administered under the direction and control of the compensation committee of our Board of Directors, which is made up solely of independent directors. Our compensation committee reviews and approves our overall executive compensation program, policies, practices, and metrics and sets the compensation of our executive officers, including our named executive officers. Our compensation committee has designed our executive compensation program with the goal of ensuring consistency with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. When making compensation decisions for our named executive officers, our compensation committee also reviews and considers the peer group and other survey data to obtain a general understanding of current competitive compensation practices.

During the year ended December 31, 2024, our executive officer compensation program consisted of a mix of (i) base salary, (ii) annual cash bonus based on achievement of predetermined corporate and operational goals, and (iii) long-term equity compensation.

We currently maintain letter agreements and offer letters with each of Drs. Brady and Machatha. The letter agreements and offer letters provide for the initial base salary for our executive officers and eligibility to receive an annual cash target bonus as determined by our Board of Directors or compensation committee, subject to the attainment of one or more pre-established performance goals established by our Board of Directors or compensation committee. The letter agreements and offer letters provide for at-will employment and, other than as set forth below under “Severance and Change in Control Benefits”, may be terminated at any time.

Mr. Alfieri, our principal financial officer and principal accounting officer, is employed by Danforth and Danforth is compensated on an hourly basis in connection with services provided by Mr. Alfieri. See “Danforth Consulting Agreement” below for further discussion. In connection with the termination of his employment, we entered into a separation agreement with Mr. Greenberg dated August 31, 2024. See “Greenberg Separation Agreement” below for further discussion.

Annual Base Salaries

Dr. Brady, Dr. Machatha and, prior to termination of his employment, Mr. Greenberg received a base salary to compensate them for services rendered to us during the year ended December 31, 2024.

Base salaries for our named executive officers are initially determined as a result of negotiation between the executive and our management in consultation with, and subject to the approval of, our compensation committee. Our compensation committee sets base salaries with the intent to attract and retain our executive officers; reward satisfactory performance; and provide a minimum, fixed level of cash compensation reflecting skill set, experience, role, and responsibilities. Our compensation committee reviews base salaries annually, typically in the first quarter, and has discretion to provide increases based on our compensation committee’s understanding of current competitive pay practices, promotions, the recommendation of our Chief Executive Officer (except for his own salary), changes in responsibilities and performance, annual budget for increases, our overall financial and operational results, the general economy, length of tenure, internal pay fairness, recommendations from Pearl Meyer, and other factors our compensation committee deems appropriate.

The following table presents the annual base salaries for each of our named executive officers for 2023 and 2024:

Name	2023 Base Salary ($)	2024 Base Salary ($)	Percentage Increase
Todd C. Brady, M.D., Ph.D.	581,170	591,631	1.8%
Stephen G. Machatha, Ph.D.	377,250	392,340	4.0%
Bruce Greenberg, M.B.A.	330,000	359,700	9.0%

Cash Bonuses

Dr. Brady, Dr. Machatha and, prior to termination of his employment, Mr. Greenberg were eligible to receive annual cash bonuses based on the achievement of annual goals.

Annual cash incentive bonuses are awarded under a performance-based compensation program and are designed to align the interests of our named executive officers and stockholders by providing compensation based on the achievement of pre-established corporate financial goals. Our annual cash incentive bonus compensation program promotes our pay for performance philosophy by providing all executives and other management-level corporate employees with direct financial incentives in the form of annual cash awards for achievement of certain corporate financial goals established and approved by our compensation committee at the start of the year.

For named executive officers, our compensation committee sets individual target cash incentive amount based on employment agreement provisions, the recommendation of our Chief Executive Officer (except for his own target), internal pay fairness, our general understanding of current competitive pay practices, and other factors deemed appropriate. After evaluating the competitive positioning of total target cash compensation in the context of our overall compensation philosophy for named executive officers, in February 2024, our compensation committee approved the target bonus as a percentage of base salaries set forth in table below for the year ended December 31, 2024.

Name	Target Cash Incentive Award (% of Base Salary)
Todd C. Brady, M.D., Ph.D.	55%
Stephen G. Machatha, Ph.D.	40%
Bruce Greenberg, M.B.A.	35%

The actual annual bonus paid, if any, is calculated by multiplying annual base salary, target bonus percentage, and the percentage attainment of the corporate goals established by our compensation committee for such year. Our compensation committee is not required to determine bonuses based on this exact formula and reserves the right to consider other factors and adjust bonus amounts accordingly.

Following review, discussion and revisions of corporate performance goals proposed by management, our compensation committee approved the 2024 corporate performance goals which were designed to drive corporate performance that we believed were challenging but also achievable.

In March 2025, our compensation committee, with the assistance of management, evaluated the level of achievement for the 2024 corporate performance goals. Following this review and discussion, our compensation committee determined to award bonus at 100% of target and approved the following bonus payments for 2024:

Name	Bonus
Todd C. Brady, M.D., Ph.D.	$325,397
Stephen G. Machatha, Ph.D.	$156,936

Mr. Alfieri is retained through Danforth pursuant to the terms of the Danforth Consulting Agreement. As such, Mr. Alfieri was not eligible to receive a bonus for services provided during the year ended December 31, 2024.

Equity Compensation

We offer stock options, restricted stock units, and performance-based cash units to our named executive officers as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon commencing employment with us, and we typically provide additional grants annually.

Our compensation committee structures long-term incentive awards with the goal of aligning the interests of our named executive with those of our stockholders, supporting retention, and motivating named executive officers to achieve our financial, strategic, and operational goals. In 2024, long-term incentive awards were in the form of time-based vesting stock options.

The number of shares underlying options granted to our named executive officers is based on our general understanding of competitive pay practices, the recommendation (except with respect to his own awards) of our Chief Executive Officer, consultation with the compensation consultant, and other factors that our compensation committee deems appropriate.

In March 2024, Drs. Brady and Machatha and Mr. Greenberg were each granted an option to purchase shares of our common stock. The table below provides details regarding the foregoing grants. Mr. Alfieri was not granted any equity compensation in 2024.

Name	Number of Shares Underlying Option Grants		Exercise Price for Option Grants ($)(2)
Todd C. Brady, M.D., Ph.D.	1,081,201	(1)	3.62
Stephen G. Machatha, Ph.D.	405,450	(1)	3.62
Bruce Greenberg, M.B.A.	252,280	(1)	3.62

(1)	Option vests in equal monthly installments over four years of service following January 1, 2024, provided that the optionee remains in continuous service to us through each such vesting date.
(2)	The exercise price is equal to the closing price per share of our common stock on The Nasdaq Capital Market on the date of grant.

As discussed below under “Severance and Change in Control Benefits,” stock options, restricted stock units, and performance-based cash units granted or awarded to our named executive officers are generally subject to accelerated vesting in the event such officer is subject to an involuntary termination or if we experience a change in control.

Severance and Change in Control Benefits

For named executive officers, severance and change in control benefits are included in each employment agreement in order to promote stability and continuity of our senior management team in the event of a potential change in control and/or an involuntary termination. Our compensation committee believes the provisions help to align the interests of each of our named executive officers appropriately with those of our stockholders in the scenarios.

Pursuant to the letter agreements and offer letters, in addition to any equity acceleration provided for in our Change in Control Plan, as amended and restated, (the CIC Plan) discussed below, if we terminate the employment of Drs. Brady or Machatha without cause or in the case of Dr. Brady, if Dr. Brady resigns for good reason, then such named executive will be eligible to receive:

•	continued payment of base salary for 9 months in the case of Dr. Machatha and 12 months in the case of Dr. Brady;

•

a lump-sum cash payment equal to the greater of such executive’s target bonus for the year in which such termination occurs or the actual bonus paid to the executive with respect to our most recently completed fiscal year; and

•

payment by us of the monthly premiums under COBRA for such executive and eligible dependents for up to 9 months in the case of Dr. Machatha and 12 months in the case of Dr. Brady following the termination of employment.

Such payments are contingent on the execution of, and lack of revocation of, a release of claims against us. “Cause” means:

•	unauthorized use or disclosure of our confidential information or trade secrets;

•	material breach of any agreement with us;

•	material failure to comply with our written policies or rules;

•	conviction of, or plea of “guilty” or “no contest” to, a felony;

•	gross negligence or willful misconduct;

•	continuing failure to perform assigned duties after receiving written notification of such failure from our Board of Directors; or

•	failure to cooperate in good faith with a governmental or internal investigation of us or our directors, officers, or employees if such cooperation has been requested.

“Good Reason” means a resignation within 12 months after one of the following conditions has come into existence without consent, but only if such officer has provided us with written notice of such condition within 90 days after the condition has come into existence and we have failed to cure such condition within 30 days after we receive such notice:

•	a reduction in base salary or target bonus by more than 10%;

•	a material reduction of authority, duties, or responsibilities, including reporting relationships; or

•	a relocation of principal workplace by more than 50 miles.

In March 2017, the compensation committee of our Board of Directors approved and established the CIC Plan and in August 2021, the compensation committee of our Board of Directors amended and restated the CIC Plan. The CIC Plan provides for the accelerated vesting for outstanding (i) unvested equity awards and/or (ii) unvested performance-based cash unit awards issued under our Management Cash Incentive Plan (the Management Plan) held by our eligible employees who are subject to a qualifying employment termination in connection with a change in control, including our executive officers. The CIC Plan provides for acceleration of 100% of the unvested equity and/or performance-based cash unit awards issued under the Management Plan held by our executive officers in the event of termination without cause, or the officer resigns for good reason, in each case within 3 months before or 12 months following a change in control. In connection with the adoption of the CIC Plan, Dr. Brady waived the “single trigger” acceleration of his equity awards on consummation of a change in control provided for in his offer letter. In addition, the CIC Plan shall replace any and all change of control provisions provided for in the equity or equity-based awards granted to Dr. Brady prior to the establishment of the CIC Plan.

For the purpose of the CIC Plan, the following terms have the definitions set forth below:

A termination for “cause” means termination by us of employment by reason of the occurrence of any one or more of the following: (i) an act or acts of personal dishonesty taken by the executive officer and intended to result in substantial personal enrichment of the executive officer at our expense; (ii) repeated violations by the executive officer of duties and obligations (other than as a result of incapacity due to physical or mental illness) that are demonstrably willful and deliberate, that are committed in bad faith or without reasonable belief that such violations are in our best interests, and that are not remedied in a reasonable period of time after receipt of written notice from us; (iii) indictment or plea of nolo contendere of the executive officer of a felony involving moral turpitude; or (iv) the material breach of the proprietary information and inventions agreement.

“Change in Control” means the occurrence of any of the following: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing more than fifty percent (50%) of the total voting power represented by our then-outstanding voting securities; (ii) the consummation of the sale or disposition by us of all or substantially all of our assets; (iii) the consummation of a merger or consolidation of our Company with or into any other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent) more than fifty percent (50%) of the total voting power of the voting securities of our Company or such surviving entity or parent outstanding immediately after such merger or consolidation; or the Incumbent Board ceases for any reason to constitute a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the CIC Plan, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control under the definition set forth in the preceding sentence if the sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.

“Good reason” means (i) a material diminution in base salary or target bonus by more than 10%, except in connection with company-wide cost reduction; (ii) a material diminution in authority, duties, or responsibilities with respect to our Company or any successor or acquiring entity, including, without limitation, any requirement that an officer who is our Chief Executive Officer report to anyone other than to the Board of Directors of our ultimate parent entity (the Ultimate Parent) or that an executive officer (other than our Chief Executive Officer) report to anyone other than the Chief Executive Officer of the Ultimate Parent; (iii) a breach of a material provision of employment or other written agreement governing employment with us (it being understand that a change in title without consent shall be a material breach); or (iv) a relocation of principal workplace by more than 50 miles from where the executive officer performed services prior to the relocation, without consent. However, good reason shall not exist unless (i) the executive officer has given written notice to us within 90 days of the initial existence of the good reason event or condition(s) giving specific details regarding the event or condition; (ii) we have failed to cure such event or condition within 30-days of receiving such notice; and (iii) the executive officer resigns within 30 days of the expiration of the 30-day cure period provided for in clause (ii) provided that we have not cured the event or condition.

We do not offer any tax gross-up payments to our executive team for any change-of-control payments, although we may decide to do so in the future.

Employee Benefits and Perquisites

We offer competitive health and welfare benefits, as well as participation in an employee stock purchase plan and other employee benefit plans, to align with competitive norms for comparable companies. Drs. Brady or Machatha are eligible to participate in our health and welfare plans to the same extent as all other full-time employees. We do not provide our named executive officers with perquisites or other personal benefits.

2025 Compensation Decisions

In March 2025, following review of the annual base salary and target bonus for our executive officers, our compensation committee approved the following 2025 base salary and target bonus for Drs. Brady and Machatha:

Name	Base Salary ($)	Target Cash Incentive Award($)
Todd C. Brady, M.D., Ph.D.	700,000	420,000
Stephen G. Machatha, Ph.D.	400,000	160,000

In addition, in March 2025, our compensation committee approved the grant of options to purchase 809,710 shares of our common stock to Dr. Brady and 202,427 shares of our common stock to Dr. Machatha. The exercise price for each of the options was $6.17 per share, which was the closing price of our common stock on The Nasdaq Capital Market on March 4, 2025. The options vest in equal monthly installments over four years of service following January 1, 2025, provided that the named executive officer provides continuous service to us through such vesting dates.

Danforth Consulting Agreement

Pursuant to the Danforth Consulting Agreement, Mr. Alfieri provide services as our principal financial officer and principal accounting officer as an independent contractor and employee of Danforth, with Danforth receiving cash compensation at an agreed upon hourly rate. The Danforth Consulting Agreement may be terminated by Aldeyra or Danforth with cause, upon 30 days’ written notice, and without cause, upon 60 days’ written notice. Mr. Alfieri supplements and advises our internal finance department.

Greenberg Separation Agreement

Bruce Greenberg stepped down from his positions with the Company, including as the Senior Vice President of Finance, Interim Chief Financial Officer and principal financial officer and principal accounting officer as of August 31, 2024. In connection with the termination of his employment, we entered into a separation agreement with Mr. Greenberg dated August 31, 2024, which, among other things, provided that, consistent with the offer letter with the Company dated November 26, 2019, Mr. Greenberg would receive (i) continued payment of his base salary for six months; (ii) a lump-sum cash payment equal to $125,895; and (iii) payment by the Company of the monthly premiums under COBRA for him and his eligible dependents for up to six months following the termination of his employment. In connection with the execution of the separation agreement, we entered into a consulting agreement with Mr. Greenberg pursuant to which Mr. Greenberg provided consulting services to us through November 30, 2024 in consideration for the continued vesting of his outstanding stock options.

Stockholder Engagement

At our 2024 annual meeting of stockholders, our annual say-on-pay proposal for our 2024 compensation program received support from approximately 92% of the votes cast by our stockholders on the matter.

Our major stockholders have not expressed significant concerns to us about the general design of our equity compensation program or our use of stock options and restricted stock units as the primary long-term incentive vehicles..

Clawback Policy

In compliance with Nasdaq listing requirements, our compensation committee adopted a Policy for the Recovery of Erroneously Awarded Compensation (Clawback Policy) to allow us to recover incentive-based compensation paid to executive officers in the event that we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws.

Restrictions on Trading
Our Amended and Restated Insider Trading Policy prohibits our employees (including officers) and directors, or any designees, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities (i) granted to the employee or director as part of the compensation of the employee or director; or (ii) held, directly or indirectly, by the employee or director. In addition, our employees (including officers) and directors may not pledge our equity securities held by them without the prior clearance of our securities compliance officer. The full text of our Amended and Restated Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the year ended December 31, 2024.
Equity Grant Policies and Practices
Although we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee generally grants annual equity awards on a predetermined annual schedule and we do not take material nonpublic information into account when determining the timing and terms of such awards. In addition, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. For all stock option awards, the exercise price is no less than the closing price of our common stock on the date of the grant. The following table sets forth information for certain stock options granted to our named executive officers during 2024. In the event an issuer grants stock options or option-like instruments within the period commencing four business days prior to and ending one business day following the filing by the Company of a Form
10-K,
Form
10-Q,
or Form
8-K
containing material
non-public
information as required under Item 402(x) of Regulation
S-K,
Item 402(x) of Regulation
S-K
requires tabular disclosure of certain information related to such awards. The table below is being provided because certain of the stock options granted to our named executive officers during 2024 were granted within the period commencing four business days prior to and ending one business day following the filing by the Company of a Form
10-K,
Form
10-Q,
or Form
8-K
containing material
non-public
information.

Name	Grant Date	Number of Shares Underlying Option Grants		Exercise Price for Option Grants ($)(2)	Grant Date Fair Value of the Award ($)
Percentage change
in the closing market
price of the
securities underlying
the award between
the trading day
ending immediately
prior to the
disclosure of
material nonpublic
information and the
trading day
beginning
immediately
following the
disclosure of
material nonpublic
information

Todd C. Brady, M.D., Ph.D.	3/8/2024	1,081,201	(1)	3.62	3,000,817	(7.89)%
Stephen G. Machatha, Ph.D.	3/8/2024	405,450	(1)	3.62	1,125,305	(7.89)%
Bruce Greenberg, M.B.A.	3/8/2024	252,280	(1)	3.62	700,190	(7.89)%

(1)	Option vests in equal monthly installments over four years of service following January 1, 2024, provided that the optionee remains in continuous service to us through each such vesting date.
(2)	The exercise price is equal to the closing price per share of our common stock on The Nasdaq Capital Market on the date of grant.

Outstanding Equity Awards at Fiscal 2024
Year-End
The following tables show certain information regarding outstanding equity awards, including, but not limited to, restricted stock unit awards, held by our named executive officers as of December 31, 2024. Mr. Alfieri did not have any outstanding equity awards as of December 31, 2024. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Severance and Change in Control Benefits” above.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested		Number of Securities Underlying Unexercised Options Unvested(#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or unit of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: number of unearned shares units or other rights that have not vested (#)	Equity Incentive Plan Awards: market or payout value of unearned shares, units or other rights that have not yet vested ($)
Todd C. Brady, M.D. Ph.D.	6/3/2015	90,000		—	—	7.85	6/2/2025
	3/16/2016	250,000		—	—	4.59	3/15/2026
	3/3/2017	250,000		—	—	5.10	3/2/2027
	3/6/2018	217,293		—	—	8.60	3/5/2028
	3/5/2019	250,000		—		8.05	3/4/2029
	3/2/2020	250,000		—		3.78	3/1/2030
	4/12/2021	244,791	(2)	5,209		11.71	4/11/2031
	4/12/2021							11,655	(3)	58,158
	3/30/2022	182,291	(4)	67,709		4.52	3/29/2032
	3/30/2022							125,000	(5)	623,750
	2/28/2023	119,791	(6)	130,209		6.76	2/27/2033
	2/28/2023							179,063	(7)	893,524
	3/8/2024	247,775	(8)	833,426		3.62	3/29/2034
Stephen G. Machatha, Ph.D.	4/5/2016	35,000		—		4.60	4/4/2026
	3/10/2017	26,200		—		5.25	3/9/2027
	3/1/2018	45,573		—		8.35	2/28/2028
	3/5/2019	63,000		—		8.05	3/4/2029
	3/2/2020	135,560		—		3.78	3/1/2030
	4/12/2021	113,780	(2)	2,421		11.71	4/11/2031
	3/30/2022	182,291	(4)	67,709		4.52	3/29/2032
	3/30/2022							32,198	(7)	160,668
	7/15/2022							92,803	(9)	463,087
	2/28/2023	105,540	(6)	114,718		6.76	2/27/2033
	3/8/2024	92,915	(8)	312,575		3.62	3/29/2034
Bruce Greenberg, M.B.A.	12/12/2019	45,000		—		5.32	2/28/2025
	3/5/2020	20,000		—		3.57	2/28/2025
	3/22/2021	56,040	(2)	—		12.24	2/28/2025
	4/18/2021	28,021	(2)	—		11.28	2/28/2025
	3/4/2022	70,833	(4)	—		3.50	2/28/2025
	3/30/2022	51,818	(4)	—		4.52	2/28/2025
	2/28/2023	50,429	(6)	—		6.76	2/28/2025
	3/8/2024	52,558	(8)	—		3.62	2/28/2025

(1)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock on December 31, 2024, the last trading day of 2023, which was $4.99. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our common stock.

(2)	Option vests in equal monthly installments over four years following January 1, 2021.
(3)
Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2021, provided that the grantee provides
continuous service to us through each such vesting date.

(4)	Option vests in equal monthly installments over four years following January 1, 2022.
(5)
Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2022, provided that the grantee provides continuous service to us through each such vesting date.

(6)	Option vests in equal monthly installments over four years following January 1, 2023.
(7)
Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2023, provided that the grantee provides continuous service to us through each such vesting date.

(8)	Option vests in equal monthly installments over four years following January 1, 2024.
(9)
Restricted stock unit award vests in equal annual installments over four years of service following July 15, 2022, provided that the grantee provides continuous service to us through each such vesting date.

On March 2, 2020, Dr. Brady was granted 450,865 performance-based cash units (the March 2020 Performance Units). The performance-based cash units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $3.78. Accordingly, Dr. Brady received a cash payment in connection with the completion of the vesting of the March 2020 Performance Units totaling $130,750.85 in March 2024. On March 15, 2022, Dr. Brady was granted 207,758 performance-based cash units. The performance-based cash units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $4.52. On July 15, 2022, Dr. Brady was granted 604,308 cash-based bonus units and Dr. Machatha was granted 69,473 cash-based bonus units. Subject to and conditioned upon the acceptance by the U.S. Food and Drug Administration of our submission of a New Drug Application for reproxalap, the cash-based bonus units vest in four annual installments from the date of grant and entitle Drs. Brady and Machatha to receive a cash payment for each vested bonus unit, on the earlier of (i) four (4) years from the date of grant or (ii) a change of control, equal in value to the closing price per share of the our common stock on The Nasdaq Capital Market on the payment date.
Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation
S-K,
we are providing the following information regarding the relationship between the executive “compensation actually paid” to our principal executive officer (PEO) and our other named executive officers (NEO) and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” (CAP) to our NEOs, we are required to make various adjustments to amounts that have in prior years been reported in the Summary Compensation Table (SCT), as the SEC valuation methods for this disclosure differ from those required in the SCT. The values do not necessarily represent the actual compensation received by the NEOs nor how the Compensation Committee evaluates and determines executive compensation levels. For our NEOs other than our PEO, compensation is reported as an average.

Year	SCT Total for PEO(1)	CAP to PEO(1)(2)(3)	Average SCT Total for Non-PEO named executive officers(4)	Average CAP to Non-PEO named executive officers(2)(3)(4)	Value of initial fixed $100 investment based on Total Shareholder Return (TSR)(5)	Net Income (in $000s)(6)
2024	$3,931,645	$6,050,349	$1,005,859	$949,776	$124.75	($55,851)
2023	$3,684,651	($1,220,740)	$1,283,588	$75,336	$87.75	($37,543)
2022	$2,858,490	$10,614,223	$2,023,636	$3,308,975	$174.00	($62,025)

(1)
The PEO for all three years included in the table is Todd C. Brady, M.D., Ph.D, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Dr. Brady in the “Total” column of the SCT in the applicable fiscal year.

(2)	In accordance with SEC rules, deductions from and additions to, total compensation reported in the SCT by year to calculate Compensation Actually Paid include:

	Average Non-PEO named executive officers
	2024		2023		2022		2024		2023		2022
SCT Total		$3,931,645		$3,684,651		$2,858,490		$1,005,859		$1,283,588		$2,023,636

Adjustments for Equity Awards
Deduct:Grantdate values in SCT	-$	3,000,817	-$	2,850,548	-$	1,948,523	-$	608,498	-$	816,863	-$	1,535,579
Add:Year-endfair value of unvested awards granted in the current year		$3,050,702		$1,302,920		$7,938,000		$381,337		$307,105		$2,448,681
Add:Year-over-yeardifference of year-end fair values for unvested awards granted in prior years		$1,137,053	-$	3,936,684		$1,486,804		$139,692	-$	969,744		$179,149
Add:Fairvalues at vest date for awards granted and vested in current year		$809,973		$327,217		$196,282		$158,427		$216,150		$166,207
Add:Differencein fair values between prior year-end fair values and vest date fair values for awards granted in prior years		$121,792		$251,703		$83,170		$42,141		$55,100		$26,880
Deduct:Forfeituresduring current year equal to prior year-end fair value		$0		$0		$0	-$	169,182		$0		$0

Total Adjustments for Equity Awards		$2,118,704	-$	4,905,391		$7,755,733	-$	56,083	-$	1,208,252		$1,285,339

CAP		$6,050,349	-$	1,220,740		$10,614,223		$949,776		$75,336		$3,308,975

(3)	The following summarizes the valuation assumptions used for stock option awards included as part of CAP:

•	Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/fiscal year end (FYE) date.

•	Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.

•	Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.

•	Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

•	Represents annual dividend yield on each vest/FYE date.

(4)	Non-PEO named executive officer averages reflect the following executives by year:

•	2024: Bruce Greenberg, Stephen G. Machatha, and Michael Alfieri

•	2022 and 2023: Bruce Greenberg, and Stephen G. Machatha
The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO
named executive officers in the “Total” column of the SCT in the applicable fiscal year.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.

Narrative Disclosure
Our compensation committee makes executive compensation decisions independent of SEC disclosure requirements.
Relationship Between Compensation Actually Paid and Total Shareholder Return
The following chart illustrates the relationship between CAP to our PEO and
Non-PEO
NEOs (averaged), and the TSR over the reporting period. For our NEOs, a significant portion of’ compensation consists of equity awards. As a result, as demonstrated in the chart below, the amount of CAP to our NEOs is aligned with our cumulative TSR over the three-year period presented below.

CAP vs. TSR
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
CAP ($000s)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR
$100.00
$174.00
$87.75
$124.75
$10,614
$3,309
-$1,221
$75
$6,050
$950
2021
2022
2023
2024
CAP to Non-CEO NEOs
CAP to CEO
Indexed TSR Performance

Relationship Between Compensation Actually Paid and Net Income
The following chart illustrates the relationship between CAP to our PEO and
Non-PEO
NEO (averaged), and the Net Income over the reporting period. The CAP to our PEO and
Non-PEO
NEOs and Net Income is not correlated over the three years shown below. While we are required by SEC rules to disclose the relationship between our net income and compensation “actually paid” to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs compensation.

CAP vs. Net Income
CAP ($000s)
Net Income ($000s)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)
($80,000)
$10,614
$3,309
($62,025)
-$1,221
$75
($37,543)
$6,050
$950
($55,851)
2022
2023
2024
CAP to Non-CEO NEOs
CAP to CEO
Net Income

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 14, 2025 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our current executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

The table below is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through April 14, 2025.

The percentage ownership is based upon 59,895,588 shares of common stock outstanding as of April 14, 2025. For purposes of the table below, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty (60) days of April 14, 2025 and common stock subject to restricted stock unit awards that will vest within sixty (60) days of April 14, 2025 to be outstanding and to be beneficially owned by the person holding the options or restricted stock unit award for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in the table below have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Suite 320, Lexington, Massachusetts 02421.

Name of Beneficial Owner	Number of Shares		Percentage
5% or Greater Stockholders
Perceptive Advisors LLC	4,875,851	(1)	8.1%
The Vanguard Group	3,927,597	(2)	6.6%
Knoll Capital Management, LLC	3,595,916	(3)	6.0%
BlackRock, Inc.	3,430,774	(4)	5.7%
Named Executive Officers and Directors
Todd C. Brady, M.D., Ph.D.	3,712,790	(5)	6.0%
Stephen G. Machatha, Ph.D.	1,039,188	(6)	1.7%
Bruce Greenberg, M.B.A.	92,837	(7)	*
Michael Alfieri.	0		*
Ben R. Bronstein, M.D.	232,139	(8)	*
Richard H. Douglas, Ph.D.	363,746	(9)	*
Martin J. Joyce, M.B.A.	236,180	(10)	*
Nancy B. Miller-Rich	144,074	(11)	*
Gary M. Phillips, M.D.	217,717	(12)	*
Neal S. Walker, D.O.	204,188	(13)	*
William D. Clark	0		*
All current executive officers and directors as a group (10 persons)	6,150,022	(14)	9.6%

*	Less than 1% of the outstanding shares of common stock.
(1)

Perceptive Advisors LLC and Joseph Edelman beneficially own 4,875,851 shares of common stock, all of which are held by Perceptive Life Sciences Master Fund Ltd, a private investment fund to which Perceptive Advisors LLC serves as the investment manager. Mr. Edelman is the managing member of Perceptive Advisors LLC. The address for Perceptive Advisors LLC, Perceptive Life Sciences Master Fund Ltd and

Joseph Edelman is 51 Astor Place, 10th Floor, New York, NY 10003. The foregoing information in this footnote is based on a Schedule 13G/A filed by Perceptive Advisors LLC, Perceptive Life Sciences Master Fund Ltd and Joseph Edelman on April 7, 2025.
(2)

The Vanguard Group beneficially owns 3,927,597 shares of common stock. The Vanguard Group has sole dispositive power with respect to 3,833,456 shares of common stock, shared voting power with respect to 76,454 shares of common stock, and shared dispositive power with respect to 94,141 shares of common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information in this footnote is based on a Schedule 13G filed by The Vanguard Group on February 13, 2024.

(3)

Knoll Capital Management, LLC (KCM), Gakasa Holdings, LLC (Gakasa) and Fred Knoll (Knoll, and together with KCM and Gakasa, the Knoll Entities) beneficially own 3,595,916 shares of common stock. The Knoll Entities have shared voting and shared dispositive power with respect to 3,595,916 shares of common stock. KCM has trading authority for Gakasa, and Knoll is the President of KCM. The address for the Knoll Entities is 201 S. Biscayne Blvd suite 800, Miami, FL 33131. The foregoing information in this footnote is based on a Schedule 13G filed by the Knoll Entities on October 4, 2023.

(4)

Blackrock, Inc. beneficially owns 3,430,774 shares of common stock. Blackrock, Inc. has sole dispositive power with respect to 3,407,891 shares of common stock and shared voting power with respect to 3,430,774 shares of common stock. The address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001. The foregoing information in this footnote is based on a Schedule 13G filed by Blackrock, Inc. on January 29, 2024.

(5)	Includes options to purchase 2,289,524 shares of common stock that may be exercised within 60 days of the Record Date.
(6)	Includes options to purchase 887,908 shares of common stock that may be exercised within 60 days of the Record Date and 211 shares of common stock held by his spouse.
(7)	Includes options to purchase 0 shares of common stock that may be exercised within 60 days of the Record Date.
(8)	Includes options to purchase 203,891 shares of common stock that may be exercised within 60 days of the Record Date.
(9)	Includes options to purchase 238,746 shares of common stock that may be exercised within 60 days of the Record Date.
(10)	Includes options to purchase 212,213 shares of common stock that may be exercised within 60 days of the Record Date.
(11)	Includes options to purchase 143,152 shares of common stock that may be exercised within 60 days of the Record Date.
(12)	Includes options to purchase 202,905 shares of common stock that may be exercised within 60 days of the Record Date.
(13)	Includes options to purchase 188,334 shares of common stock that may be exercised within 60 days of the Record Date.
(14)	Includes options to purchase 4,366,673 shares of common stock that may be exercised within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

•

any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of the individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Employment Agreements

We have entered into offer letters with our named executive officers. For more information regarding the agreements, see the section of this prospectus entitled “Executive Compensation—Narrative Disclosure to Compensation Tables.”

Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines, and settlement amounts, among others, incurred by this person in any action or proceeding arising out of services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee, or agent of another entity at our request. We believe that the provisions in our amended and restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

Equity Grants and Awards to Executive Officers and Directors

We have granted equity to our executive officers and certain of our directors as more fully described in the section entitled “Management - Director Compensation” and “Executive Compensation.”

Policies and Procedures for Related Party Transactions

Pursuant to our code of conduct and audit committee charter, any related party transaction or series of transactions with an executive officer, director, or any of immediate family members or affiliates, in which the amount, either individually or in the aggregate, involved exceeds $120,000 must be presented to our audit committee for review, consideration, and approval. All of our directors and executive officers are required to report to our audit committee any such related party transaction. In approving or rejecting the proposed transactions, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the risks, costs, and benefits to us; the terms of the transaction; the availability of other sources for comparable services or products; and, if applicable, the impact on a director’s independence. Our audit committee shall approve only those transactions that, in light of known circumstances, are consistent with our interests and the interests of our stockholders, as our audit committee determines in good faith.

AUDIT COMMITTEE REPORT

The information contained in the following report of the audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Aldeyra specifically incorporates the information by reference.

Review of Audited Financial Statements for the Year Ended December 31, 2024

The audit committee has reviewed and discussed with the Aldeyra management team and BDO USA, P.C. the audited financial statements of Aldeyra for the year ended December 31, 2024. The audit committee has also discussed with BDO USA, P.C. the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The audit committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB and the SEC regarding the communications of the independent registered public accounting firm with the audit committee concerning independence, and has discussed with BDO USA, P.C. its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the 2024 Annual Report for filing with the SEC. Submitted by the audit committee of the Board of Directors:

Martin J. Joyce, M.B.A. (Chair)

Ben R. Bronstein, M.D.

Gary M. Philips, M.D.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy card intend to vote as Aldeyra may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, in the envelope provided.

THE BOARD OF DIRECTORS

Lexington, Massachusetts

April 25, 2025

ALDEYRA THERAPEUTICS, INC. 131 HARTWELL AVE. LEXINGTON, MA 02421 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM EDT on June 9, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM EDT on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V73382-P31564 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALDEYRA THERAPEUTICS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR ALL on number(s) of the nominee(s) on the line below. the following proposal: 1. Election of three Class II Directors ! ! ! Nominees: 01) Richard H. Douglas, Ph.D. 02) Gary M. Phillips, M.D. 03) Neal S. Walker, D.O. The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain 2. To ratify the appointment of BDO USA, P.C. as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending ! ! ! December 31, 2025. 3. To approve, on a non-binding, advisory basis, the compensation of Aldeyra Therapeutics, Inc.’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V73383-P31564 ALDEYRA THERAPEUTICS, INC. Annual Meeting of Stockholders June 10, 2025 This proxy is solicited by the Board of Directors The undersigned hereby appoints Todd C. Brady, M.D., Ph.D. and Michael Alfieri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aldeyra Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 10, 2025, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston, MA 02210, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side